SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: April 21, 2000
                        (Date of earliest event reported)


                           NEW YORKER MARKETING CORP.
                           -------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                     0-22431                     11-3214529
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(State or other                  (Commission                 (IRS Employer
 jurisdiction of                 File Number)                Identification
 incorporation)                                                 Number)


1122 Southern Boulevard, Bronx, New York                          10459
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(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number including area code            (718) 893-2500
                                                              -------------


          -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events

     On April 21, 2000 New Yorker Marketing Corp. announced that as a consequence of its inability to obtain additional financing or successfully negotiate a merger or acquisition, it has ceased conducting business. Further, it has been notified by the former owners of two companies acquired last year, who are currently the officers of the Company, that in accordance with the terms of the acquisition agreements, under which a substantial part of the purchase price was to be paid over time, that the secured parties have exercised their rights with respect to the remaining assets of the Company.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NEW YORKER MARKETING CORP.

                                   /s/ Ted Ketsoglou
                                   -----------------------------------
                                   Ted Ketsoglou,  President
Dated:  April 25, 2000